UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00043

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS Small Cap Core Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

30 Statement of Changes in Net Assets

31 Financial Highlights

35 Notes to Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 Investment Management Agreement Approval

52 New Sub-Advisory Agreement Approval

54 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Board Members and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of smaller companies involve greater risk than securities of larger, more- established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	9.14%	-8.15%	-3.31%	3.23%
Class B	8.37%	-8.77%	-4.01%	2.43%
Class C	8.36%	-8.85%	-4.03%	2.43%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	2.87%	-9.94%	-4.45%	2.62%
Class B (max 4.00% CDSC)	5.37%	-9.29%	-4.13%	2.43%
Class C (max 1.00% CDSC)	8.36%	-8.85%	-4.03%	2.43%
No Sales Charges
Class S	9.51%	-7.93%	-3.03%	3.52%
Russell 2000® Index+	13.35%	-4.29%	1.60%	4.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 1.91%, 2.87%, 2.77% and 1.52% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S on July 14, 2006.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/10	$ 14.44	$ 13.07	$ 13.09	$ 14.86
9/30/09	$ 13.24	$ 12.06	$ 12.08	$ 13.58
Distribution Information: Twelve Months as of 9/30/10: Income Dividends	$ .01	$ —	$ —	$ .01
Lipper Rankings — Small-Cap Core Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	677	of	755	90
3-Year	564	of	661	86
5-Year	509	of	544	94
Class B 1-Year	696	of	755	93
3-Year	593	of	661	90
5-Year	519	of	544	96
Class C 1-Year	697	of	755	93
3-Year	596	of	661	91
5-Year	521	of	544	96
Class S 1-Year	665	of	755	88
3-Year	553	of	661	84
5-Year	506	of	544	93
10-Year	224	of	285	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 991.80	$ 988.70	$ 987.90	$ 994.00
Expenses Paid per $1,000*	$ 8.19	$ 11.92	$ 11.91	$ 6.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,016.85	$ 1,013.09	$ 1,013.09	$ 1,018.65
Expenses Paid per $1,000*	$ 8.29	$ 12.06	$ 12.06	$ 6.48
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.64%	2.39%	2.39%	1.28%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Core Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Core Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

Robert Wang
Russell Shtern, CFA

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During the past 12 months, US stock market sentiment shifted repeatedly. In late 2009, investors reacted positively to signs of a global recovery, as gross domestic product (GDP, the value of goods and services produced in an economy) in the United States and other large countries turned up based on massive government stimulus programs and accommodative central bank policies that kept interest rates low. Coming into 2010, we began to see the gradual withdrawal of government stimulus and increasing worry by market watchers that the recovery might falter as a result. The fiscal crisis in Europe also spurred market turbulence, though austerity pledges by a number of European governments (and central bank intervention there) gradually eased fears of a possible European economic "contagion."

Corporate America has displayed balance sheet strength throughout 2010, with generally healthy earnings reports and forecasts. However, US unemployment remains stubbornly high, housing prices are still largely depressed and consumer confidence has dipped in recent months. In late August, investors were encouraged by US Federal Reserve Board (the Fed) Chairman Bernanke's declaration during a speech in Jackson Hole, Wyoming, that the Fed would take additional policy measures if needed in order to prevent the US economy from regressing. In response, the markets rallied strongly during September, their best monthly performance since April 2009. With a 12-month return of 13.35%, small-cap stocks as represented by the Russell 2000® Index outperformed the 10.75% return of large caps as represented by the Russell 1000® Index.1,2

In selecting stocks for the portfolio, the fund's managers employ a quantitative stock valuation model that compares each company's stock price to its earnings, book value, sales and other measures of performance potential. We believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, we can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. We will normally sell a stock when we believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

For the 12-month period ended September 30, 2010, Class A shares of DWS Small Cap Core Fund returned 9.14%, underperforming the Russell 2000 Index return of 13.35% and the Lipper Small-Cap Core Funds category return of 13.28%.3,4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Positive Contributors to Fund Performance

For the trailing 12-month period, stock selection in health care equipment & services, as well as within pharmaceuticals, biotechnology & sciences contributed to performance. Within health care equipment & services, our overweight position in the Medicare Advantage company HealthSpring, Inc. helped performance as the stock enjoyed a strong run following the release of second-quarter earnings, which exceeded analysts' estimates by a wide margin.5 In addition, an overweight to IMS Health, Inc.,* a provider of market intelligence to the pharmaceutical and health care industries, contributed. Lastly, the cosmetics firm Revlon, Inc.* was a standout performer for the fund, as the company posted exceptionally strong third-quarter earnings.

Negative Contributors to Fund Performance

During the fund's most recent fiscal year, stock selection within the capital goods sector, as well as within technology, hardware & equipment, represented the largest detractors from performance. In terms of individual holdings, the fund's position in GenCorp, Inc.,* an aerospace/ defense firm, represented a significant detractor based on the timing of the fund's overweight there. Additionally, overweights to Greyhound Corp.* (transportation), Oshkosh Corp. (industrial machinery) and Geokinetics, Inc.* (oil services) detracted. Lastly, the fund's underweight to the real estate sector hurt performance, as that area performed strongly.

Outlook and Positioning

At present, market watchers can clearly see the "disconnect" between healthy balance sheets for much of corporate America and the continued difficult employment situation for the country's middle class. Over time, we believe that the overall economic situation will gradually improve.

Longer term, we believe that investors should be as broadly diversified as possible and that, as appropriate, they should have exposure to a portfolio of carefully selected small-cap stocks. Although the market outlook is uncertain, we think that there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamental characteristics. In the coming months, we will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks.

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Small-Cap Core Funds category is a group of mutual funds that invests primarily in small-cap stocks. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of September 30, 2010.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/10	9/30/09

Common Stocks	100%	98%
Cash Equivalents	0%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/10	9/30/09

Financials	19%	16%
Information Technology	18%	20%
Industrials	15%	18%
Consumer Discretionary	15%	14%
Health Care	12%	9%
Energy	8%	9%
Materials	7%	7%
Consumer Staples	3%	4%
Utilities	2%	2%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

Ten Largest Equity Holdings at September 30, 2010 (10.1% of Net Assets)
1. Aspen Insurance Holdings Ltd. Provider of property and casualty insurance	1.3%
2. Quest Software, Inc. Provider of software solutions	1.1%
3. Whiting Petroleum Corp. Involved in oil and natural gas exploration, acquisition and explanation activities	1.1%
4. Minerals Technologies, Inc. Producer of minerals, mineral-based and synthetic mineral products	1.0%
5. PS Business Parks, Inc. Developer, owner and operator of commercial properties	1.0%
6. MFA Financial, Inc. Operator of a real estate investment trust	1.0%
7. Photronics, Inc. Manufacturer of photomasks	0.9%
8. Vishay Intertechnology, Inc. Manufacturer of electronic components	0.9%
9. Allied World Assurance Co. Holdings Ltd Specialty insurance and reinsurance company	0.9%
10. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010

	Shares	Value ($)

Common Stocks 100.5%
Consumer Discretionary 14.9%
Auto Components 1.4%
Dana Holding Corp.*	20,000	246,400
Drew Industries, Inc.*	17,900	373,395
Fuel Systems Solutions, Inc.* (a)	4,800	187,728
Superior Industries International, Inc.	9,300	160,704
		968,227
Distributors 0.3%
Core-Mark Holding Co., Inc.* (a)	6,300	195,048
Diversified Consumer Services 0.6%
Capella Education Co.*	2,300	178,526
Career Education Corp.*	10,800	231,876
Lincoln Educational Services Corp.*	1,600	23,056
		433,458
Hotels Restaurants & Leisure 1.5%
Caribou Coffee Co., Inc.* (a)	11,800	122,720
Domino's Pizza, Inc.* (a)	28,100	371,482
International Speedway Corp. "A"	12,000	292,800
Marcus Corp.	900	10,665
Multimedia Games, Inc.*	27,600	102,120
Panera Bread Co. "A"*	200	17,722
Ruby Tuesday, Inc.*	6,600	78,342
Wyndham Worldwide Corp.	1,000	27,470
		1,023,321
Household Durables 0.7%
Blyth, Inc.	900	37,116
Furniture Brands International, Inc.*	11,500	61,870
Helen of Troy Ltd.*	8,700	220,023
Lifetime Brands, Inc.* (a)	12,100	182,710
		501,719
Internet & Catalog Retail 0.1%
NutriSystem, Inc.	3,100	59,644
US Auto Parts Network, Inc.*	4,000	32,800
		92,444
Leisure Equipment & Products 1.4%
Arctic Cat, Inc.* (a)	3,500	35,875
JAKKS Pacific, Inc.* (a)	34,900	615,636
Johnson Outdoors, Inc. "A"*	1,500	19,230
Sturm, Ruger & Co., Inc. (a)	18,000	245,520
Summer Infant, Inc.*	1,800	14,076
		930,337
Media 2.5%
AH Belo Corp. "A"*	15,300	108,171
Ascent Media Corp. "A"*	3,500	93,485
Ballantyne Strong, Inc.* (a)	14,000	121,100
Cinemark Holdings, Inc.	21,100	339,710
Interpublic Group of Companies, Inc.* (a)	43,000	431,290
Valassis Communications, Inc.* (a)	2,100	71,169
Washington Post Co. "B" (a)	1,340	535,209
		1,700,134
Multiline Retail 0.8%
Dillard's, Inc. "A" (a)	7,100	167,844
Retail Ventures, Inc.*	32,300	347,548
The Bon-Ton Stores, Inc.*	1,100	11,187
Tuesday Morning Corp.*	7,100	33,867
		560,446
Specialty Retail 3.6%
Aaron's, Inc. (a)	24,300	448,335
AnnTaylor Stores Corp.* (a)	20,200	408,848
Books-A-Million, Inc.	3,400	20,400
Build-A-Bear Workshop, Inc.* (a)	10,100	61,105
Children's Place Retail Stores, Inc.*	4,000	195,080
Foot Locker, Inc.	1,300	18,889
GameStop Corp. "A"*	1,100	21,681
Shoe Carnival, Inc.* (a)	16,800	339,696
The Finish Line, Inc. "A" (a)	25,700	357,487
Tractor Supply Co.	10,800	428,328
Williams-Sonoma, Inc. (a)	5,600	177,520
		2,477,369
Textiles, Apparel & Luxury Goods 2.0%
Carter's, Inc.*	800	21,064
Culp, Inc.*	3,200	31,360
Fossil, Inc.*	500	26,895
Jones Apparel Group, Inc.	15,500	304,420
Kenneth Cole Productions, Inc. "A"*	3,500	58,345
Maidenform Brands, Inc.*	9,000	259,650
Oxford Industries, Inc.	2,900	68,962
Perry Ellis International, Inc.*	15,200	332,120
Timberland Co. "A"*	5,300	104,993
Unifi, Inc.*	11,200	50,512
Wolverine World Wide, Inc.	2,700	78,327
		1,336,648
Consumer Staples 3.1%
Beverages 0.2%
National Beverage Corp.	7,500	105,000
Food & Staples Retailing 1.0%
Nash Finch Co.	4,800	204,192
Pantry, Inc.*	12,700	306,197
The Andersons, Inc. (a)	3,900	147,810
		658,199
Food Products 1.2%
Corn Products International, Inc.	11,100	416,250
Dole Food Co., Inc.* (a)	5,800	53,070
Fresh Del Monte Produce, Inc.*	7,500	162,750
John B. Sanfilippo & Son, Inc.*	2,700	35,640
Seneca Foods Corp. "A"*	3,300	86,427
The J.M. Smucker Co.	1,100	66,583
		820,720
Household Products 0.2%
Central Garden & Pet Co. "A"* (a)	6,700	69,412
Oil-Dri Corp. of America (a)	3,300	70,983
		140,395
Personal Products 0.5%
China Sky One Medical, Inc.* (a)	11,400	86,640
Elizabeth Arden, Inc.*	14,600	291,854
		378,494
Energy 7.9%
Energy Equipment & Services 4.0%
Cal Dive International, Inc.*	46,800	255,996
Complete Production Services, Inc.*	13,400	274,030
Exterran Holdings, Inc.*	18,600	422,406
Hornbeck Offshore Services, Inc.*	3,000	58,470
Newpark Resources, Inc.*	43,800	367,920
Oil States International, Inc.*	12,200	567,910
Patterson-UTI Energy, Inc.	900	15,372
PHI, Inc.*	17,000	275,060
Pioneer Drilling Co.*	8,500	54,230
SEACOR Holdings, Inc.*	4,000	340,640
Tesco Corp.*	4,300	51,729
Union Drilling, Inc.*	6,000	26,880
Unit Corp.*	500	18,645
		2,729,288
Oil, Gas & Consumable Fuels 3.9%
Approach Resources, Inc.*	1,600	17,888
Bill Barrett Corp.* (a)	14,100	507,600
Chevron Corp.	3,100	251,255
Comstock Resources, Inc.*	800	17,992
GMX Resources, Inc.* (a)	36,200	175,932
InterOil Corp.*	300	20,532
McMoRan Exploration Co.*	12,100	208,241
Penn Virginia Corp.	7,300	117,092
REX American Resources Corp.*	2,200	31,878
SM Energy Co.	4,800	179,808
Tesoro Corp.	19,700	263,192
W&T Offshore, Inc.	19,800	209,880
Whiting Petroleum Corp.*	7,600	725,876
		2,727,166
Financials 19.6%
Capital Markets 1.0%
E*TRADE Financial Corp.*	7,900	114,866
International Assets Holding Corp.* (a)	4,800	86,880
LaBranche & Co., Inc.*	25,600	99,840
MF Global Holdings Ltd.* (a)	27,200	195,840
Oppenheimer Holdings, Inc. "A"	7,400	206,830
		704,256
Commercial Banks 5.0%
Associated Banc-Corp.	33,000	435,270
Bancorp. Rhode Island, Inc.	1,400	39,102
CapitalSource, Inc.	46,300	247,242
Cathay General Bancorp.	11,700	139,113
Center Financial Corp.* (a)	17,600	89,584
Century Bancorp., Inc. "A" (a)	2,800	66,892
Enterprise Financial Services Corp.	7,200	66,960
Fifth Third Bancorp.	6,500	78,195
First Merchants Corp.	37,900	289,177
First Midwest Bancorp., Inc.	4,000	46,120
Greene Bancshares, Inc.* (a)	2,200	14,938
Huntington Bancshares, Inc.	1,600	9,072
KeyCorp	22,400	178,304
Lakeland Bancorp., Inc. (a)	8,800	74,184
MainSource Financial Group, Inc.	13,700	104,668
MidWestOne Financial Group, Inc.	2,300	33,718
PrivateBancorp., Inc.	46,000	523,940
Signature Bank* (a)	8,200	318,488
Southwest Bancorp., Inc.	13,300	172,501
SunTrust Banks, Inc.	500	12,915
Umpqua Holdings Corp.	34,800	394,632
WesBanco, Inc. (a)	7,600	124,184
		3,459,199
Consumer Finance 1.4%
Capital One Financial Corp.	8,800	348,040
Cash America International, Inc. (a)	10,100	353,500
EZCORP, Inc. "A"* (a)	11,300	226,452
		927,992
Diversified Financial Services 2.2%
ASTA Funding, Inc.	11,200	85,456
Encore Capital Group, Inc.*	4,500	81,090
Marlin Business Services Corp.*	2,600	31,200
NewStar Financial, Inc.* (a)	37,900	280,839
PHH Corp.* (a)	18,000	379,080
Portfolio Recovery Associates, Inc.*	5,700	368,505
The NASDAQ OMX Group, Inc.*	13,400	260,362
		1,486,532
Insurance 4.9%
Allied World Assurance Co. Holdings Ltd.	11,300	639,467
Alterra Capital Holdings Ltd.	11,100	221,112
American Safety Insurance Holdings Ltd.*	19,400	316,996
Argo Group International Holdings Ltd.	9,200	319,608
Aspen Insurance Holdings Ltd.	28,200	853,896
Hallmark Financial Services, Inc.*	6,000	52,440
Infinity Property & Casualty Corp.	9,700	473,069
Kansas City Life Insurance Co. (a)	1,700	53,023
National Western Life Insurance Co. "A"	300	42,204
Platinum Underwriters Holdings Ltd.	4,000	174,080
Protective Life Corp.	1,200	26,112
Prudential Financial, Inc.	400	21,672
United Fire & Casualty Co.	700	14,847
Wesco Financial Corp.	500	179,075
		3,387,601
Real Estate Investment Trusts 3.8%
Agree Realty Corp. (REIT)	5,900	148,975
BioMed Realty Trust, Inc. (REIT)	7,400	132,608
CommonWealth REIT (REIT)	5,800	148,480
FelCor Lodging Trust, Inc. (REIT)*	40,000	184,000
Invesco Mortgage Capital (REIT)	8,300	178,616
LaSalle Hotel Properties (REIT)	13,500	315,765
MFA Financial, Inc. (REIT)	86,400	659,232
National Health Investors, Inc. (REIT)	4,400	193,864
PS Business Parks, Inc. (REIT)	11,900	673,183
		2,634,723
Thrifts & Mortgage Finance 1.3%
Berkshire Hills Bancorp., Inc.	3,100	58,776
Federal Agricultural Mortgage Corp. "C" (a)	2,200	23,804
First Financial Holdings, Inc.	8,100	90,234
NewAlliance Bancshares, Inc.	45,700	576,734
Radian Group, Inc. (a)	8,800	68,816
Washington Federal, Inc.	4,300	65,618
		883,982
Health Care 11.8%
Biotechnology 0.3%
Cephalon, Inc.*	3,400	212,296
Health Care Equipment & Supplies 2.3%
Alere, Inc.*	6,400	197,952
Align Technology, Inc.*	900	17,622
Hill-Rom Holdings, Inc.	10,000	358,900
Invacare Corp.	9,900	262,449
Medical Action Industries, Inc.*	6,000	54,300
Sirona Dental Systems, Inc.*	1,400	50,456
STERIS Corp.	4,700	156,134
Symmetry Medical, Inc.*	2,200	21,208
Teleflex, Inc. (a)	2,500	141,950
The Cooper Companies, Inc. (a)	4,800	221,856
TomoTherapy, Inc.*	30,800	108,416
		1,591,243
Health Care Providers & Services 5.2%
America Service Group, Inc.	6,600	98,208
American Dental Partners, Inc.*	2,900	34,974
AMERIGROUP Corp.* (a)	8,800	373,736
Centene Corp.* (a)	3,600	84,924
Continucare Corp.*	59,300	249,060
Coventry Health Care, Inc.*	5,500	118,415
Five Star Quality Care, Inc.*	15,100	76,255
Health Net, Inc.*	20,000	543,800
Healthspring, Inc.*	17,800	459,952
Kindred Healthcare, Inc.* (a)	42,100	548,142
LifePoint Hospitals, Inc.*	4,800	168,288
Magellan Health Services, Inc.*	13,400	633,016
National Healthcare Corp.	1,500	55,605
Universal American Financial Corp.	7,200	106,200
		3,550,575
Life Sciences Tools & Services 0.3%
Albany Molecular Research, Inc.*	20,900	133,342
Kendle International, Inc.*	4,500	41,940
		175,282
Pharmaceuticals 3.7%
Endo Pharmaceuticals Holdings, Inc.*	14,700	488,628
Hi-Tech Pharmacal Co., Inc.* (a)	1,200	24,288
King Pharmaceuticals, Inc.*	23,100	230,076
Medicis Pharmaceutical Corp. "A"	19,400	575,210
Par Pharmaceutical Companies, Inc.*	18,000	523,440
Questcor Pharmaceuticals, Inc.* (a)	10,400	103,168
ViroPharma, Inc.*	41,100	612,801
		2,557,611
Industrials 15.3%
Aerospace & Defense 1.4%
Ceradyne, Inc.*	16,600	387,610
Cubic Corp.	9,900	403,920
Ducommun, Inc.	1,700	37,026
LMI Aerospace, Inc.*	9,700	154,424
		982,980
Air Freight & Logistics 0.0%
Atlas Air Worldwide Holdings, Inc.*	300	15,090
Airlines 0.8%
Alaska Air Group, Inc.*	3,000	153,090
Republic Airways Holdings, Inc.*	12,800	105,984
SkyWest, Inc.	20,800	290,368
		549,442
Building Products 1.4%
A.O. Smith Corp.	10,200	590,478
Gibraltar Industries, Inc.*	9,800	88,004
Quanex Building Products Corp.	14,600	252,142
		930,624
Commercial Services & Supplies 1.3%
Consolidated Graphics, Inc.*	4,400	182,380
Corrections Corp. of America*	6,300	155,484
Interface, Inc. "A" (a)	2,200	31,306
Schawk, Inc.	3,000	55,380
Tetra Tech, Inc.*	23,100	484,407
		908,957
Construction & Engineering 2.2%
EMCOR Group, Inc.*	19,200	472,128
KBR, Inc.	14,700	362,208
Layne Christensen Co.*	2,000	51,780
Northwest Pipe Co.*	4,500	78,750
Sterling Construction Co., Inc.*	9,100	112,658
Tutor Perini Corp.*	21,600	433,944
		1,511,468
Electrical Equipment 0.2%
AZZ, Inc.	2,500	107,100
Machinery 4.3%
AGCO Corp.* (a)	4,300	167,743
Alamo Group, Inc.	2,600	58,058
Altra Holdings, Inc.*	23,300	343,209
American Railcar Industries, Inc.*	5,200	81,536
Ampco-Pittsburgh Corp.	3,800	94,316
Astec Industries, Inc.*	500	14,265
EnPro Industries, Inc.*	6,500	203,320
Hardinge, Inc.	3,000	22,980
Harsco Corp.	800	19,664
Hawk Corp. "A"*	400	17,308
Kaydon Corp.	6,700	231,820
L.B. Foster Co. "A"*	4,500	130,230
Miller Industries, Inc.	17,600	238,128
Mueller Industries, Inc.	7,100	188,079
NACCO Industries, Inc. "A"	800	69,912
NN, Inc.*	4,300	35,475
Nordson Corp.	3,500	257,915
Oshkosh Corp.*	5,300	145,750
Snap-on, Inc.	1,000	46,510
Tecumseh Products Co. "A"*	15,200	174,344
Tennant Co.	1,800	55,620
Timken Co.	9,000	345,240
Titan International, Inc.	1,900	25,783
		2,967,205
Marine 0.3%
Genco Shipping & Trading Ltd.* (a)	12,500	199,250
Professional Services 0.9%
FTI Consulting, Inc.*	1,300	45,097
On Assignment, Inc.*	9,500	49,875
School Specialty, Inc.* (a)	6,000	78,060
SFN Group, Inc.*	23,800	143,038
Volt Information Sciences, Inc.*	37,800	272,160
VSE Corp.	1,200	42,324
		630,554
Road & Rail 1.6%
AMERCO*	2,400	190,752
Celadon Group, Inc.*	1,300	17,953
Kansas City Southern*	8,500	317,985
P.A.M. Transportation Services, Inc.*	2,600	32,708
Quality Distribution, Inc.* (a)	10,900	69,433
RailAmerica, Inc.*	15,800	152,154
Werner Enterprises, Inc.	13,900	284,811
		1,065,796
Trading Companies & Distributors 0.9%
Aircastle Ltd.	32,900	278,992
CAI International, Inc.*	13,100	198,727
Lawson Products, Inc.	4,300	65,661
MSC Industrial Direct Co., Inc. "A"	1,300	70,252
		613,632
Information Technology 18.5%
Communications Equipment 3.5%
Arris Group, Inc.*	3,000	29,310
Comtech Telecommunications Corp.* (a)	6,100	166,835
Comverse Technology, Inc.*	43,200	290,736
EchoStar Corp. "A"*	25,700	490,356
Oplink Communications, Inc.*	21,700	430,528
Plantronics, Inc.	9,700	327,666
Riverbed Technology, Inc.*	1,000	45,580
Symmetricom, Inc.*	10,700	61,204
Tellabs, Inc. (a)	79,500	592,275
		2,434,490
Computers & Peripherals 1.2%
Apple, Inc.*	400	113,500
Imation Corp.*	10,600	98,898
Lexmark International, Inc. "A"* (a)	13,700	611,294
		823,692
Electronic Equipment, Instruments & Components 3.9%
DDi Corp.	7,100	65,604
Fabrinet*	6,600	104,412
Keithley Instruments, Inc.	13,400	288,234
Measurement Specialties, Inc.*	1,300	24,024
Newport Corp.*	18,900	214,326
OSI Systems, Inc.*	4,300	156,176
PC Connection, Inc.*	12,800	87,424
Power-One, Inc.* (a)	4,400	39,996
Richardson Electonics Ltd.	6,100	64,050
Rofin-Sinar Technologies, Inc.*	4,800	121,824
Smart Modular Technologies (WWH), Inc.* (a)	31,500	189,945
Tech Data Corp.*	15,100	608,530
Vishay Intertechnology, Inc.*	66,100	639,848
Zygo Corp.*	6,300	61,740
		2,666,133
Internet Software & Services 2.6%
AOL, Inc.*	11,000	272,250
EarthLink, Inc. (a)	60,100	546,309
IAC/InterActiveCorp.*	7,600	199,652
InfoSpace, Inc.*	21,400	185,324
Internap Network Services Corp.*	53,700	263,667
ModusLink Global Solutions, Inc.*	47,000	298,450
		1,765,652
IT Services 1.6%
CACI International, Inc. "A"*	2,000	90,520
CIBER, Inc.*	55,800	167,958
Diamond Management & Technology Consultants, Inc.	19,400	242,500
Lionbridge Technologies, Inc.*	7,000	30,100
MAXIMUS, Inc.	4,000	246,320
Online Resources Corp.*	19,100	84,804
Unisys Corp.*	9,200	256,680
		1,118,882
Semiconductors & Semiconductor Equipment 3.4%
AXT, Inc.* (a)	30,600	202,572
Cirrus Logic, Inc.* (a)	900	16,056
Entegris, Inc.* (a)	30,900	144,303
Fairchild Semiconductor International, Inc.*	47,600	447,440
Integrated Silicon Solution, Inc.*	30,900	266,049
Lattice Semiconductor Corp.*	48,600	230,850
Micron Technology, Inc.* (a)	17,100	123,291
MIPS Technologies, Inc.* (a)	7,500	72,975
Photronics, Inc.* (a)	122,000	645,380
Ultratech, Inc.*	7,600	129,960
Verigy Ltd.*	11,800	95,934
		2,374,810
Software 2.3%
CDC Corp. "A"*	23,500	99,405
ePlus, Inc.*	1,900	40,755
Manhattan Associates, Inc.*	12,400	363,940
MICROS Systems, Inc.*	4,100	173,553
NetScout Systems, Inc.*	5,900	121,009
Quest Software, Inc.*	31,100	764,749
		1,563,411
Materials 6.7%
Chemicals 3.9%
Arch Chemicals, Inc.	500	17,545
Cabot Corp.	5,300	172,621
Cytec Industries, Inc.	4,600	259,348
Innophos Holdings, Inc.	13,000	430,300
Minerals Technologies, Inc.	11,800	695,256
OM Group, Inc.* (a)	19,200	578,304
Omnova Solutions, Inc.*	10,600	76,214
Spartech Corp.* (a)	10,500	86,205
Stepan Co.	6,200	366,482
		2,682,275
Construction Materials 0.0%
United States Lime & Minerals, Inc.*	700	27,062
Containers & Packaging 0.2%
Boise, Inc.*	20,000	129,800
Metals & Mining 1.1%
Eldorado Gold Corp.	11,600	214,484
Freeport-McMoRan Copper & Gold, Inc.	900	76,851
Kaiser Aluminum Corp. (a)	3,300	141,207
Randgold Resources Ltd. (ADR)	200	20,292
Silver Standard Resources, Inc.*	13,000	259,740
Thompson Creek Metals Co., Inc.*	2,600	28,028
		740,602
Paper & Forest Products 1.5%
Clearwater Paper Corp.* (a)	7,500	570,600
KapStone Paper & Packaging Corp.*	33,900	411,546
Neenah Paper, Inc.	3,900	59,280
		1,041,426
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.1%
IDT Corp. "B"*	4,800	85,392
Wireless Telecommunication Services 0.6%
USA Mobility, Inc.	26,100	418,383
Utilities 2.0%
Electric Utilities 1.9%
El Paso Electric Co.*	26,300	625,414
PNM Resources, Inc.	47,500	541,025
Portland General Electric Co.	6,800	137,904
Westar Energy, Inc.	900	21,807
		1,326,150
Independent Power Producers & Energy Traders 0.1%
Constellation Energy Group, Inc.	1,200	38,688
Total Common Stocks (Cost $63,218,518)		69,068,651

Securities Lending Collateral 18.1%
Daily Assets Fund Institutional, 0.29% (b) (c) (Cost $12,454,477)	12,454,477	12,454,477

Cash Equivalents 0.2%
Central Cash Management Fund, 0.21% (b) (Cost $134,488)	134,488	134,488
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $75,807,483)+	118.8	81,657,616
Other Assets and Liabilities, Net	(18.8)	(12,918,063)
Net Assets	100.0	68,739,553
* Non-income producing security.
+ The cost for federal income tax purposes was $76,072,491. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $5,585,125. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,420,818 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,835,693.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2010 amounted to $11,987,864, which is 17.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At September 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Russell E-Mini 2000 Index	USD	12/17/2010	4	269,800	7,400
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 69,068,651	$ —	$ —	$ 69,068,651
Short-Term Investments (d)	12,588,965	—	—	12,588,965
Derivatives (e)	7,400	—	—	7,400
Total	$ 81,665,016	$ —	$ —	$ 81,665,016

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.
(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $63,218,518) — including $11,987,864 of securities loaned	$ 69,068,651
Investment in Daily Assets Fund Institutional (cost $12,454,477)*	12,454,477
Investment in Central Cash Management Fund (cost $134,488)	134,488
Total investments, at value (cost $75,807,483)	81,657,616
Cash	86,115
Deposits with broker for open futures contracts	13,760
Receivable for daily variation margin on open futures contracts	7,400
Receivable for Fund shares sold	1,933
Dividends receivable	33,635
Interest receivable	4,025
Other assets	12,846
Total assets	81,817,330
Liabilities
Payable upon return of securities loaned	12,454,477
Payable for Fund shares redeemed	482,544
Accrued management fee	36,452
Other accrued expenses and payables	104,304
Total liabilities	13,077,777
Net assets, at value	$ 68,739,553
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	5,850,133
Futures	7,400
Accumulated net realized gain (loss)	(36,732,642)
Paid-in capital	99,614,662
Net assets, at value	$ 68,739,553
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,899,773 ÷ 408,548 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.44
Maximum offering price per share (100 ÷ 94.25 of $14.44)	$ 15.32

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,324,932 ÷ 101,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($769,615 ÷ 58,787 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.09
Class S Net Asset Value, offering and redemption price(a) per share ($60,745,233 ÷ 4,087,226 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.86
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $166)	$ 887,593
Income distributions — affiliated cash management vehicles	1,704
Interest	166
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,442
Total income	920,905
Expenses: Management fee	455,068
Administration fee	68,431
Services to shareholders	191,117
Distribution and service fees	35,184
Reports to shareholders	41,112
Registration fees	48,182
Custodian fee	18,022
Trustees' fees and expenses	4,963
Legal fees	12,747
Audit and tax fees	55,111
Other	11,826
Total expenses before expense reductions	941,763
Expense reductions	(3,695)
Total expenses after expense reductions	938,068
Net investment income (loss)	(17,163)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,154,448
Futures	179,022
11,333,470
Change in net unrealized appreciation (depreciation) on: Investments	(5,142,718)
Futures	(37,428)
(5,180,146)
Net gain (loss)	6,153,324
Net increase (decrease) in net assets resulting from operations	$ 6,136,161

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income (loss)	$ (17,163)	$ 72,778
Net realized gain (loss)	11,333,470	(32,918,196)
Change in net realized appreciation (depreciation)	(5,180,146)	23,926,407
Net increase (decrease) in net assets resulting from operations	6,136,161	(8,919,011)
Distributions to shareholders from: Net investment income: Class A	(4,034)	(4,084)
Class S	(46,161)	(226,714)
Net realized gains: Class A	—	(1,777)
Class B	—	(608)
Class C	—	(287)
Class S	—	(21,966)
Total distributions	(50,195)	(255,436)
Fund share transactions: Proceeds from shares sold	9,643,542	12,541,477
Reinvestment of distributions	47,700	244,348
Cost of shares redeemed	(16,722,488)	(16,407,132)
Redemption fees	176	667
Net increase (decrease) in net assets from Fund share transactions	(7,031,070)	(3,620,640)
Increase (decrease) in net assets	(945,104)	(12,795,087)
Net assets at beginning of period	69,684,657	82,479,744
Net assets at end of year (including undistributed net investment income of $0 and $19,040, respectively)	$ 68,739,553	$ 69,684,657

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.24	$ 14.75	$ 21.77	$ 23.27	$ 25.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	.01	(.02)	(.02)	(.08)[d]
Net realized and unrealized gain (loss)	1.25	(1.51)	(4.09)	1.19	1.05
Total from investment operations	1.21	(1.50)	(4.11)	1.17	.97
Less distributions from: Net investment income	(.01)	(.01)	—	—	—
Net realized gains	—	(.00)*	(2.91)	(2.67)	(3.40)
Total distributions	(.01)	(.01)	(2.91)	(2.67)	(3.40)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.44	$ 13.24	$ 14.75	$ 21.77	$ 23.27
Total Return (%)[b]	9.14[c]	(10.10)[c]	(21.02)	4.45	4.41[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	6	10	12
Ratio of expenses before expense reductions (%)	1.68	1.91	1.58	1.48	1.57
Ratio of expenses after expense reductions (%)	1.64	1.52	1.58	1.48	1.57
Ratio of net investment income (loss) (%)	(.29)	.14	(.13)	(.12)	(.37)[d]
Portfolio turnover rate (%)	297	434	304	202	205
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class B Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 12.06	$ 13.52	$ 20.32	$ 22.04	$ 24.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.06)	(.13)	(.17)	(.25)[d]
Net realized and unrealized gain (loss)	1.14	(1.40)	(3.76)	1.12	.99
Total from investment operations	1.01	(1.46)	(3.89)	.95	.74
Less distributions from: Net realized gains	—	(.00)*	(2.91)	(2.67)	(3.40)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 13.07	$ 12.06	$ 13.52	$ 20.32	$ 22.04
Total Return (%)[b,c]	8.37	(10.75)	(21.49)	3.62	3.58[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	3	3
Ratio of expenses before expense reductions (%)	2.49	2.87	2.44	2.38	2.39
Ratio of expenses after expense reductions (%)	2.39	2.27	2.25	2.25	2.38
Ratio of net investment income (loss) (%)	(1.04)	(.60)	(.80)	(.89)	(1.18)[d]
Portfolio turnover rate (%)	297	434	304	202	205
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class C Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 12.08	$ 13.55	$ 20.39	$ 22.10	$ 24.74
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.06)	(.13)	(.17)	(.22)[d]
Net realized and unrealized gain (loss)	1.14	(1.41)	(3.80)	1.13	.98
Total from investment operations	1.01	(1.47)	(3.93)	.96	.76
Less distributions from: Net realized gains	—	(.00)*	(2.91)	(2.67)	(3.40)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 13.09	$ 12.08	$ 13.55	$ 20.39	$ 22.10
Total Return (%)[b]	8.36[c]	(10.80)[c]	(21.64)[c]	3.66	3.70[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	2
Ratio of expenses before expense reductions (%)	2.41	2.77	2.35	2.23	2.27
Ratio of expenses after expense reductions (%)	2.39	2.27	2.35	2.23	2.27
Ratio of net investment income (loss) (%)	(1.04)	(.60)	(.90)	(.87)	(1.07)[d]
Portfolio turnover rate (%)	297	434	304	202	205
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class S Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 13.58	$ 15.20	$ 22.31	$23.71	$ 26.04
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	.02	.04	.06	.01[c]
Net realized and unrealized gain (loss)	1.29	(1.59)	(4.18)	1.21	1.06
Total from investment operations	1.29	(1.57)	(4.14)	1.27	1.07
Less distributions from: Net investment income	(.01)	(.05)	(.06)	—	—
Net realized gains	—	(.00)*	(2.91)	(2.67)	(3.40)
Total distributions	(.01)	(.05)	(2.97)	(2.67)	(3.40)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.86	$ 13.58	$ 15.20	$ 22.31	$ 23.71
Total Return (%)	9.51	(10.20)	(20.64)	4.82[b]	4.82[b,c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	62	74	126	138
Ratio of expenses before expense reductions (%)	1.31	1.52	1.21	1.15	1.19
Ration of expenses after expense reductions (%)	1.31	1.52	1.21	1.09	1.17
Ratio of net investment income (loss) (%)	.04	.15	.24	.27	.03[c]
Portfolio turnover rate (%)	297	434	304	202	205
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $36,498,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 ($24,146,000) and September 30, 2018, ($12,352,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ (23,834)
Capital loss carryforward	$ (36,498,000)
Net unrealized appreciation (depreciation) on investments	$ 5,585,125

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 50,195	$ 240,522
Distributions from long-term capital gains	$ —	$ 14,914
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2010, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $270,000 to $1,560,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 7,400

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation (depreciation) on futures. Asset of receivable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 179,022

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (37,428)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $199,449,483 and $204,811,235, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2010, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.64%
Class B	2.39%
Class C	2.39%
Class S	1.39%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class B	2.30%
Class C	2.30%
Class S	1.30%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $68,431, of which $5,481 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2010
Class A	$ 16,877	$ 2,115	$ 5,360
Class B	5,702	1,418	1,761
Class C	2,449	162	861
Class S	134,380	—	45,744
	$ 159,408	$ 3,695	$ 53,726

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2010
Class B	$ 10,367	$ 806
Class C	5,777	442
	$ 16,144	$ 1,248

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 13,732	$ 2,908.24%
Class B	3,410	796.25%
Class C	1,898	409.25%
	$ 19,040	$ 4,113

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010 aggregated $575.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2010, the CDSC for Class B shares aggregated $1,833. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,309, of which $7,469 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	137,521	$ 1,933,654	189,000	$ 2,021,616
Class B	15,470	189,480	39,979	393,341
Class C	9,217	117,733	23,446	236,520
Class S	519,660	7,402,675	941,110	9,890,000
		$ 9,643,542		$ 12,541,477
Shares issued to shareholders in reinvestment of distributions
Class A	233	$ 3,151	511	$ 5,113
Class B	—	—	64	589
Class C	—	—	29	269
Class S	3,207	44,549	23,144	238,377
		$ 47,700		$ 244,348
Shares redeemed
Class A	(141,931)	$ (1,927,720)	(153,204)	$ (1,670,533)
Class B	(27,218)	(344,095)	(60,994)	(579,943)
Class C	(14,613)	(180,271)	(22,521)	(221,600)
Class S	(1,006,397)	(14,270,402)	(1,279,949)	(13,935,056)
		$ (16,722,488)		$ (16,407,132)
Redemption fees		$ 176		$ 667
Net increase (decrease)
Class A	(4,177)	$ 9,092	36,307	$ 356,814
Class B	(11,748)	(154,615)	(20,951)	(186,013)
Class C	(5,396)	(62,535)	954	15,189
Class S	(483,530)	(6,823,012)	(315,695)	(3,806,630)
		$ (7,031,070)		$ (3,620,640)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends paid during the Fund's fiscal year ended September 30, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $986,000, or the maximum amount allowable under the law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Notes

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Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$48,885	$0	$0	$0
2009	$46,885	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010